Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,144,997 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance

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periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$321,369,795
Aggregate Outstanding Principal Balance – Treasury Bill	$10,451,429
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	3.25%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$310,918,367
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	96.75%
Number of Borrowers	10,693
Average Outstanding Principal Balance Per Borrower	$30,054
Number of Loans	19,381
Average Outstanding Principal Balance Per Loan – Treasury Bill	$52,257
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,210
Weighted Average Remaining Term to Scheduled Maturity	167 months
Weighted Average Annual Interest Rate	4.44%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,594	$65,403,157	20.4%
3.01% to 3.50%	3,473	49,756,656	15.5
3.51% to 4.00%	3,740	53,127,171	16.5
4.01% to 4.50%	4,481	67,279,149	20.9
4.51% to 5.00%	876	15,723,651	4.9
5.01% to 5.50%	296	6,527,771	2.0
5.51% to 6.00%	244	5,649,496	1.8
6.01% to 6.50%	384	10,048,855	3.1
6.51% to 7.00%	414	10,773,496	3.4
7.01% to 7.50%	180	5,628,043	1.8
7.51% to 8.00%	292	8,645,276	2.7
8.01% to 8.50%	337	17,755,037	5.5
Equal to or greater than 8.51%	70	5,052,036	1.6

Total	19,381	$321,369,795	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,218	$4,726,447	1.5%
$5,000.00-$ 9,999.99	1,556	11,525,510	3.6
$10,000.00-$14,999.99	1,169	14,519,551	4.5
$15,000.00-$19,999.99	958	16,688,736	5.2
$20,000.00-$24,999.99	772	17,340,478	5.4
$25,000.00-$29,999.99	605	16,592,577	5.2
$30,000.00-$34,999.99	528	17,071,860	5.3
$35,000.00-$39,999.99	402	15,028,779	4.7
$40,000.00-$44,999.99	308	13,052,591	4.1
$45,000.00-$49,999.99	271	12,885,100	4.0
$50,000.00-$54,999.99	235	12,310,203	3.8
$55,000.00-$59,999.99	196	11,244,290	3.5
$60,000.00-$64,999.99	196	12,220,668	3.8
$65,000.00-$69,999.99	145	9,770,614	3.0
$70,000.00-$74,999.99	134	9,715,347	3.0
$75,000.00-$79,999.99	116	8,995,533	2.8
$80,000.00-$84,999.99	94	7,732,480	2.4
$85,000.00-$89,999.99	97	8,482,428	2.6
$90,000.00-$94,999.99	75	6,930,759	2.2
$95,000.00-$99,999.99	65	6,335,347	2.0
$100,000.00 and above	552	88,200,498	27.4

Total	10,693	$321,369,795	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	18,303	$298,671,249	92.9%
31-60 days	344	7,867,792	2.4
61-90 days	155	2,382,879	0.7
91-120 days	114	2,852,022	0.9
121-150 days	75	1,780,021	0.6
151-180 days	80	1,677,738	0.5
181-210 days	81	1,329,394	0.4
Greater than 210 days	229	4,808,702	1.5

Total	19,381	$321,369,795	100.0%

2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	80	$14,835	*
4 to12	658	434,538	0.1%
13 to 24	1,445	2,137,862	0.7
25 to 36	977	2,764,457	0.9
37 to 48	788	3,238,489	1.0
49 to 60	687	3,861,263	1.2
61 to 72	1,473	8,804,984	2.7
73 to 84	1,790	12,077,286	3.8
85 to 96	888	9,336,088	2.9
97 to 108	728	8,224,160	2.6
109 to 120	672	9,095,916	2.8
121 to 132	1,827	31,470,511	9.8
133 to 144	2,288	42,832,674	13.3
145 to 156	1,080	25,737,065	8.0
157 to 168	878	24,885,537	7.7
169 to 180	811	26,712,291	8.3
181 to 192	565	19,922,277	6.2
193 to 204	456	18,588,752	5.8
205 to 216	311	13,545,130	4.2
217 to 228	218	9,162,040	2.9
229 to 240	127	5,601,953	1.7
241 to 252	91	4,534,230	1.4
253 to 264	78	4,445,181	1.4
265 to 276	78	4,156,161	1.3
277 to 288	53	3,497,711	1.1
289 to 300	87	5,708,395	1.8
301 to 312	169	13,086,660	4.1
313 to 324	17	1,159,091	0.4
325 to 336	10	704,126	0.2
337 to 348	14	1,099,103	0.3
349 to 360	19	2,204,273	0.7
361 and above	18	2,326,756	0.7

Total	19,381	$321,369,795	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	420	$8,190,485	2.5%
Forbearance	1,332	32,666,874	10.2
Repayment
First year in repayment	103	4,976,699	1.5
Second year in repayment	109	3,972,376	1.2
Third year in repayment	104	3,947,364	1.2
More than 3 years in repayment	17,313	267,615,997	83.3

Total	19,381	$321,369,795	100.0%

(1)  Of the trust student loans in forbearance status, approximately 63 loans with an aggregate outstanding principal balance of $1,123,822 , representing 0.35% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 156.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.8	-	189.4
Forbearance	-	7.9	199.8
Repayment	-	-	160.5
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,190,485 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,925,494 or approximately 72.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004‑1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	113	$2,593,219	0.8%
Alaska	27	317,411	0.1
Arizona	298	5,331,372	1.7
Arkansas	128	2,301,536	0.7
California	1,943	35,103,748	10.9
Colorado	325	5,072,353	1.6
Connecticut	248	2,749,337	0.9
Delaware	39	536,113	0.2
District of Columbia	45	1,320,858	0.4
Florida	810	15,786,120	4.9
Georgia	479	8,032,517	2.5
Hawaii	46	858,065	0.3
Idaho	64	1,213,918	0.4
Illinois	634	9,190,282	2.9
Indiana	340	5,808,744	1.8
Iowa	73	1,306,206	0.4
Kansas	186	2,334,025	0.7
Kentucky	175	2,525,244	0.8
Louisiana	500	7,421,627	2.3
Maine	40	692,074	0.2
Maryland	319	6,076,505	1.9
Massachusetts	454	5,772,964	1.8
Michigan	487	8,574,299	2.7
Minnesota	203	2,490,611	0.8
Mississippi	79	1,421,755	0.4
Missouri	317	5,042,248	1.6
Montana	26	507,264	0.2
Nebraska	18	333,649	0.1
Nevada	122	2,419,617	0.8
New Hampshire	80	910,262	0.3
New Jersey	526	9,490,525	3.0
New Mexico	56	1,002,565	0.3
New York	1,830	25,864,491	8.0
North Carolina	338	6,392,437	2.0
North Dakota	2	30,855	*
Ohio	2,427	47,754,261	14.9
Oklahoma	428	6,288,813	2.0
Oregon	297	3,932,484	1.2
Pennsylvania	531	9,495,923	3.0
Rhode Island	30	443,969	0.1
South Carolina	151	2,733,606	0.9
South Dakota	17	361,848	0.1
Tennessee	299	3,935,058	1.2
Texas	2,404	36,492,604	11.4
Utah	65	2,386,421	0.7
Vermont	42	535,648	0.2
Virginia	424	6,231,174	1.9
Washington	509	7,546,881	2.3
West Virginia	49	680,171	0.2
Wisconsin	206	3,157,822	1.0

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Wyoming	6	79,800	*
Other	126	2,488,495	0.8

Total	19,381	321,369,795	100.0%

*  Represents a percentage greater than 0% but less than 0.05%.
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	10,012	$137,483,647	42.8%
Other Repayment Options(1)	7,583	126,756,485	39.4
Income-driven Repayment(2)	1,786	57,129,664	17.8

Total	19,381	$321,369,795	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 105 loans with an aggregate outstanding principal balance of $4,572,985 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,700	$130,622,093	40.6%
Unsubsidized	9,681	190,747,702	59.4

Total	19,381	$321,369,795	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	13	$521,205	0.1%
October 1, 1993 through June 30, 2006	19,386	320,848,590	99.8
July 1, 2006 and later	0	0	0.0

Total	19,381	$321,369,795	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	435	$5,607,105	1.7%
Educational Credit Management Corporation	1,097	14,807,660	4.6
Great Lakes Higher Education Corporation	7,962	165,815,485	51.6
Kentucky Higher Educ. Asst. Auth.	1,449	17,136,023	5.3
Lousiana Office Of Student Financial Asst	342	4,431,725	1.4
Michigan Guaranty Agency	369	5,697,892	1.8
New York State Higher Ed Services Corp	3,912	49,488,441	15.4
Oklahoma Guaranteed Stud Loan Prog	306	4,358,783	1.4
Pennsylvania Higher Education Assistance Agency	1,238	19,737,024	6.1
Texas Guaranteed Student Loan Corp	2,271	34,289,660	10.7
Total	19,381	$321,369,795	100.0%

2004‑1